EXHIBIT 10.4

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement"), dated as of October 31, 2006, is made by and among Natural Health Trends Corp., a Delaware corporation (the "Company"), Terry L. LaCore ("LaCore") and Mark D. Woodburn ("Woodburn"). Capitalized terms used but not defined herein have the meanings ascribed to them in the October 2006 Agreement (as defined below).

         WHEREAS, concurrently herewith, the Company has entered into an agreement of even date herewith (as the same may be amended from time to time, the "October 2006 Agreement") providing for, the execution and delivery of this Agreement; and

         WHEREAS, each of LaCore and Woodburn, as of the date of this Agreement, is the record owner and the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of Company capital stock set forth opposite his name as "Shares" on Schedule A attached hereto, and each of LaCore and Woodburn wishes to enter into this Agreement with respect to all of such Shares and any additional shares of capital stock of the Company that LaCore and Woodburn hereafter acquires the right to vote, whether through contract, purchase, exercise of an option or otherwise after the date of this Agreement ("Additional Shares"); and

         WHEREAS, in order to induce the Company to enter into the October 2006 Agreement, LaCore and Woodburn have agreed to enter into this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                  VOTING AGREEMENT; IRREVOCABLE GRANT OF PROXY

                  Section 1.1. Voting Agreement. During the term of this Agreement, each of LaCore and Woodburn hereby agrees to vote, and to cause each L&W Affiliate to vote, all the Shares and any Additional Shares on all matters presented to, or considered by, Company stockholders, as recommended by the Company's Board of Directors, or such third party that is reasonably acceptable to each the parties to this Agreement.

                  Section 1.2. Irrevocable Proxy. Each of LaCore and Woodburn hereby revokes any and all previous proxies granted with respect to his Shares and/or Additional Shares. Each of LaCore and Woodburn hereby grants a proxy appointing the Company's Board of Directors (or such third party that is reasonably acceptable to each of the parties to this Agreement) as his or its attorney-in-fact and proxy, with full power of substitution, for and in his or its name, to vote his or its Shares and/or Additional Shares. Simultaneously with the execution and delivery of this Agreement, each of LaCore and Woodburn is delivering, and is causing each L&W Affiliate to deliver, to the Company a proxy in the Form of Annex A hereto. The proxy granted by each of LaCore and Woodburn pursuant to this Section 1.2 is irrevocable to the extent permitted by

                                                                         Annex A
                                                                         -------

Delaware law, is coupled with an interest and is granted in consideration of the Company's entering into this Agreement, the October 2006 Agreement and the other Transaction Documents. The proxy granted by each of LaCore and Woodburn shall terminate on the third (3rd) anniversary of the date hereof (the "Termination Date").

                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF LACORE AND WOODBURN

         Each of LaCore and Woodburn severally represents and warrants to the Company that:

                  Section 2.1. Valid Title. He is the lawful record and beneficial owner of his Shares, free and clear of any lien, charge, encumbrance or claim of whatever nature (other than the pledge of such Shares pursuant to that certain Non-Recourse Secured Promissory Note dated as of the date hereof issued to the Company in the aggregate principal amount of $2,500,000). None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

                  Section 2.2. Non-Contravention. The execution, delivery and performance by each of LaCore and Woodburn of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary action, and no other actions on his part are necessary to authorize the Agreement or to consummate the transactions contemplated hereby, and (ii) does not and will not (A) violate, contravene or constitute a default under, (B) give rise to a right of termination, cancellation or acceleration of any right or obligation of each of LaCore and Woodburn under, any statute, rule or regulation applicable to each of LaCore and Woodburn or injunction, order or decree binding on him or (C) result in the imposition of any lien on any Shares or Additional Shares.

                  Section 2.3. Binding Effect. This Agreement has been duly executed and delivered by each of LaCore and Woodburn and is the valid and binding agreement of each of LaCore and Woodburn, enforceable against each of them in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement.

                  Section 2.4. Shares. As of the date hereof, (i) each of LaCore and Woodburn is the legal and beneficial owner of the number of Shares set forth opposite his or its name on Schedule A hereto, which Shares represent the only shares of capital stock of the Company legally or beneficially owned by each of them, and (ii) except as set forth on Schedule A, neither LaCore nor Woodburn owns options or warrants to purchase or other rights to subscribe for or otherwise acquire any securities of the Company.

                                                                         Annex A
                                                                         -------

                  Section 2.5. Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Termination Date.

                                  ARTICLE III

                        COVENANTS OF LACORE AND WOODBURN

         Each of LaCore and Woodburn hereby covenants and agrees that:

                  Section 3.1. No Proxies for, or Encumbrances on Shares or Additional Shares. Except as provided in this Agreement, each of LaCore and Woodburn shall not, during the term of this Agreement, without the prior written consent of the Company, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or Additional Shares to any person other than the Company, or (ii) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  Section 4.1. Further Assurances. Each of LaCore and Woodburn will, at the request of the Company, execute and deliver or cause to be executed and delivered all further documents and instruments and use their respective reasonable best efforts to secure such consents and take all such further action reasonably necessary for the purpose of carrying out and furthering the intent of this Agreement.

                  Section 4.2. Specific Performance. The parties hereto agree and each of LaCore and Woodburn expressly acknowledges that the Company may be irreparably damaged if for any reason either LaCore and Woodburn fails to perform any of its obligations under this Agreement, and that the Company would not have any adequate remedy at law for money damages in such event. Accordingly, each of LaCore and Woodburn agrees that in the case of the failure of his to perform, the Company shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement, and further agrees that any such specific performance and injunctive and/or other equitable relief, in addition to remedies at law or damages, is the appropriate remedy for any such failure to perform, and further agrees that each of LaCore and Woodburn will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the Company's seeking or obtaining such equitable relief. This provision is without prejudice to any other rights that the Company may have against each of LaCore and Woodburn for any failure to perform its obligations under this Agreement.

                  Section 4.3. Term of Agreement. The term of this Agreement shall commence on the date hereof, and such term, this Agreement and the proxy(ies) granted in and pursuant to Section 1.2 hereof shall terminate at the close of business on the Termination Date. Upon such termination, no party shall

                                                                         Annex A
                                                                         -------

have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

         IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the day and year first above written.


                                       NATURAL HEALTH TRENDS CORP.


                                       By: /s/ STEPHANIE S. HAYANO
                                           -------------------------------------
                                           Name:  Stephanie S. Hayano
                                           Title: President and Chief Executive
                                                  Officer
                                           Address:  2050 Diplomat Drive
                                                     Dallas, TX  75234


                                       /s/ TERRY L. LACORE
                                       -----------------------------------------
                                       Terry L. LaCore
                                       c/o Curran Tomko Tarski LLP
                                       1700 Pacific Avenue, Suite 4545
                                       Dallas, Texas 75201
                                       Attn:  Edwin J. Tomko


                                       /s/ MARK D. WOODBURN
                                       -----------------------------------------
                                       Mark D. Woodburn
                                       809 Dominion Drive
                                       Southlake, Texas 76092


                                       With copy to:
                                       Haynes and Boone, LLP
                                       901 Main Street, Suite 3100
                                       Dallas, Texas 75202
                                       Attn: Chris Kirkpatrick

                                                                         Annex A
                                                                         -------
                                                                      Schedule A
                                                                      ----------

                                                                  Number
                                                                 of Shares
                                                                    of
        Name                                                   Common Stock
        ----------------------------------------------      --------------------
        Terry L. LaCore                                     [540,533] + 244,998

        Mark D. Woodburn                                     540,533

                                                                         Annex A
                                                                         -------

                                Irrevocable Proxy
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, a registered holder of shares of common stock, par value $.001 per share (the "Common Stock"), of NATURAL HEALTH TRENDS CORP., a Delaware corporation (the "Company"), hereby makes, constitutes and appoints the Board of Directors of the Company as the true and lawful proxy, agent and attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to attend any and all meetings of stockholders of the Company, whether annual or special, and any adjournment or adjournments thereof, and to vote all shares of Common Stock registered in the name of the undersigned on any matters, proposals and questions that may be lawfully presented and considered at any such meeting and at any adjournment or adjournments thereof, and to execute and deliver any written consent of stockholders in lieu of any such meeting in respect of any such matters, proposals and questions, as fully and with the same number of votes in respect of the above described shares of Common Stock, and with the same effect, as the undersigned could do if personally present at any such meeting, or at any adjournment or adjournments thereof, or if executing and delivering any such written consent.

         The undersigned hereby ratifies all that said proxy, agent and attorney-in-fact, or its substitute or substitutes, may or shall lawfully do in voting at any such meeting, or at such written consent, in respect of all matters, proposals and questions that may properly come before the stockholders of the Company for considerations and action.

         This Proxy is irrevocable, is coupled with an interest in the above described shares of Common Stock and shall survive the incapacity, dissolution or bankruptcy of the undersigned; provided however, that his Proxy shall automatically terminate and be revoked as of the close of business on the third anniversary of the date hereof.

         Any proxy or proxies heretofore given by the undersigned with respect to the above described shares of Common Stock are hereby revoked.

         IN WITNESS WHEREOF, the undersigned has executed this Proxy as of this 31st day of October, 2006.


                                       By /s/ TERRY L. LACORE
                                          --------------------------------------
                                          Name:  Terry L. LaCore


                                       By /s/ MARK D. WOODBURN
                                          --------------------------------------
                                          Name:  Mark D. Woodburn